                                                                     Exhibit 3.7

                                AMENDMENT NO. 4
                                    TO THE
                    FIRST AMENDED AND RESTATED AGREEMENT OF
             LIMITED PARTNERSHIP OF FRONTIERVISION PARTNERS, L.P.
                    DATED AS OF AUGUST 11, 1995, AS AMENDED
             -----------------------------------------------------

     This Amendment No. 4 to the First Amended and Restated Agreement of Limited Partnership of FrontierVision Partners, L.P., dated as of August 11, 1995, as amended (the "Agreement"), is dated as of December __, 1996.

     Schedule A to the Agreement is hereby amended to read in its entirety as set forth in the Schedule A attached hereto.

     Except as expressly amended hereby, the Agreement is, and shall remain, in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 4 as of the ____ day of December, 1996.



GENERAL PARTNER:                                 LIMITED PARTNERS:
---------------                                  ----------------

FVP GP, L.P.                                     All Limited Partners by the
                                                 General Partner pursuant to
By:  FrontierVision Inc.,                        the Power of Attorney granted
     its general partner                         by paragraph 12.1 of the
                                                 Agreement.

                                                 FVP GP, L.P.
     By: /s/ James C. Vaughn
        ----------------------                   By:  FrontierVision Inc.,
        James C. Vaughn,                              its general partner
        President

                                                      By: /s/ James C. Vaughn
                                                         ----------------------
                                                         James C. Vaughn,
                                                         President
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                                  SCHEDULE A
                                   ----------

                           TO AMENDMENT NO. 4 TO THE
                    FIRST AMENDED AND RESTATED AMENDMENT OF
              LIMITED PARTNERSHIP OF FRONTIERVISION PARTNERS L.P.
              ---------------------------------------------------



                            [SUBJECT TO COMPLETION]